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                                                                     EXHIBIT 10C


                     ADDENDUM TO PURCHASE AND SALE AGREEMENT

This Addendum is entered into the 20th day of March, 2000, by the undersigned parties to the Purchase and Sale Agreement (the "Agreement") between Mighty Mack USA, Ltd. ("Mighty Mack") and Product Services Co., Inc. and/or Theodore Dickerson ("Dickerson") (collectively referred to as the "Parties").

WHEREAS, The Parties entered into a Purchase and Sale Agreement dated February 1, 1999. Pursuant to which Dickerson has received $300,000.00 to date: and

WHEREAS, in consideration of the failure of Mighty Mack to meet the required conditions of the previous addendum dated December 1, 1999, and in consideration of other agreements of the Parties set forth herein, the Parties agree as follows:

THAT, each party agrees that the Closing Date for payment of the balance of the $3,000,000 shall be extended until July 1, 2000. The Parties grant this extension so they may explore the feasibility of merging Product Services Co., Inc. with "Mighty Mack" or combing to do a Joint Venture together. It is further agreed that addendum can and will be further extended if necessary.

Dickerson hereby grants and conveys to Mighty Mack the right to Manufacture and sell products, under the Mighty Mack Brand, under U.S. Patent No. 5,609,667 and Australia Patent No. 687186 as well as the right to use U. S. Trademark Registration No. 1,889,514 for Oil Gator and the unregistered Trademarks for all the Gator Products set forth in Exhibit A of the Sale Purchase Agreement up to the July 1, 2000 deadline.

THAT, the Parties hereby agree to an extension of July 1, 2000 for the balance of the $3,000,000 to be paid or an acceptable acquisition program is set forth by the Parties. If neither of these conditions is met by July 1, 2000, all Moines paid to Dickerson prior to July 1, 2000 deadline are non-refundable. In addition, Mighty Mack USA, LTD shall forfeit all manufacturing and marketing rights set forth above.

THAT all other terms of the Agreement remain unchanged.

THAT, neither party relinquishes any other rights under this Agreement.

AGREED TO AND ENTERED INTO this 20th day of March, 2000

    PRODUCT SERVICES CO., INC.

By: /s/
    ---------------------------------------
       Theodore Dickerson its President

By: /s/
    ---------------------------------------
       Theodore Dickerson individually as a
       Natural Person and an Adult Resident
       Citizen of the State of Mississippi



    MIGHTY MACK USA, LTD.

By: /s/
    ---------------------------------------
       Robert C. Furrer its CEO


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